SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 5, 2004

                              Glacier Bancorp, Inc.

             (Exact name of registrant as specified in its charter)

                                     MONTANA
                 (State or other jurisdiction of incorporation)

       000-18911                                           81-0519541
------------------------                         -------------------------------
(Commission File Number)                         IRS Employer Identification No.

                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code: 406-756-4200
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Item 5. Other Events

On May 5, 2004, we issued a press release announcing the Board of Directors authorized the repurchase of up to five percent of the Company's common shares and shareholders approved the reincorporation in Montana. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7 - Financial Statements and Exhibits

     (a)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits:

          99.1 Press Release dated May 5, 2004 announcing stock repurchase and reincorporation in Montana.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 5, 2004

                                         GLACIER BANCORP, INC.



                                           /s/ Michael J. Blodnick
                                           -------------------------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer


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